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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 20, 2000 relating to the financial statements and financial statement schedule of New Valley Corporation, which appears in New Valley Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP

Miami, Florida
September 18, 2000